EXHIBIT 99.4
     TERM LOAN AMENDMENT AND RESTATEMENT AGREEMENT dated as of September 16, 2009, among AMERICAN AXLE & MANUFACTURING, INC. (the “Borrower”), AMERICAN AXLE & MANUFACTURING HOLDINGS, INC. (the “Parent”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Agent”), under the Credit Agreement dated as of June 14, 2007, as amended (as in effect on the date hereof, the “Existing Credit Agreement”), among the Borrower, the Parent, the lenders party thereto and the Agent.
          WHEREAS the Borrower has requested, and the undersigned Lenders and the Agent have agreed, upon the terms and subject to the conditions set forth herein, that the Existing Credit Agreement be amended and restated as provided herein.
          NOW, THEREFORE, the Borrower, the Parent, the undersigned Lenders and the Agent hereby agree as follows:
          SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement (as defined in Section 3 below).
          SECTION 2. Restatement Effective Date. (a) The amendment and restatement of the Existing Credit Agreement provided for in Section 3 shall be consummated at a closing to be held on the Restatement Effective Date at the offices of Cravath, Swaine & Moore LLP.
          (b) The “Restatement Effective Date” shall be a date, not later than September 16, 2009, as of which all the conditions set forth or referred to in Section 5 hereof shall have been satisfied. This Agreement shall terminate at 5:00 p.m., New York City time, on September 16, 2009 if the Restatement Effective Date shall not have occurred at or prior to such time.
          SECTION 3. Amendment and Restatement of the Existing Credit Agreement. (a) Effective on the Restatement Effective Date, the Existing Credit Agreement is hereby amended and restated to read in its entirety as set forth in Exhibit A hereto (the “Amended Credit Agreement”). From and after the effectiveness of such amendment and restatement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Amended Credit Agreement, shall, unless the context otherwise requires, refer to the Amended Credit Agreement, and references to the Existing Credit Agreement in the other Loan Documents shall be deemed to refer to the Amended Credit Agreement.
          (b) All “Loans” as defined in, and outstanding under, the Existing Credit Agreement on the Restatement Effective Date shall continue to be outstanding under the Amended Credit Agreement, and on and after the Restatement Effective Date the terms of the Amended Credit Agreement will govern the rights and obligations of the Borrower, the Parent, the Lenders and the Agent with respect thereto.
          (c) The amendment and restatement of the Existing Credit Agreement as contemplated hereby shall not be construed to discharge or otherwise affect any obligations of the Borrower or Parent accrued or otherwise owing under the Existing Credit Agreement that have not been paid, it being understood that such obligations will constitute obligations under the Amended Credit Agreement.
          SECTION 4. Amendment Fee. The Borrower agrees to pay to the Agent for the account of each Lender that executes and delivers a counterpart of this Agreement to the Agent’s counsel prior to 1:00 p.m. (New York City time) on September 15, 2009 (or such later date as the Borrower and the Agent shall agree), a fee equal to 0.50% of the aggregate principal amount of Loans held by such Lender as of the Restatement Effective Date. Such fees shall be due and payable on the Restatement Effective Date.
          SECTION 5. Conditions. The effectiveness of the amendment and restatement of the Existing Credit Agreement pursuant to Section 3 of this Agreement shall be subject to the satisfaction (or waiver) of the following conditions precedent:
          (a) The Agent (or its counsel) shall have received from each of the Borrower, the Parent, and the Required Lenders under (and as defined in) the Existing Credit Agreement either a counterpart of this Agreement signed on behalf of such party or written evidence satisfactory to the Agent (which may include facsimile or other electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.
          (b) The Agent (or its counsel) shall have received from each Subsidiary, if any, that is a Subsidiary Loan Party as of the Restatement Effective Date, and is not already a Guarantor, a supplement to the Guarantee Agreement, in the form specified therein, duly executed and delivered on behalf of such Person.
          (c) The Agent shall have received a favorable written opinion (addressed to the Agent and the Lenders and dated the Restatement Effective Date) of each of (i) Richard G. Raymond, General Counsel of the Borrower, substantially in the form of Exhibit B-1 hereto, and (ii) Shearman & Sterling LLP, counsel to the Loan Parties, substantially in the form of Exhibit B-2 hereto, in each case covering such other matters relating to the Loan Parties, the Loan Documents or the Restatement Transactions as the Agent or the Required Lenders (as defined in the Existing Credit Agreement) shall reasonably request. The Agent shall also have received reliance letters addressed to the Agent and the Lenders from local counsel in Luxembourg, Scotland and Brazil, in form and substance reasonably satisfactory to the Agent, to the effect that the Agent and the Lenders are entitled to rely on the opinions delivered by such counsel in connection with the amendment and restatement of the Revolving Credit Agreement as of November 7, 2008. The Parent and the Borrower hereby request such counsel to deliver such opinions and reliance letters.

          (d) The Agent shall have received such documents and certificates as the Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Loan Parties, the authorization of the Restatement Transactions and any other legal matters relating to the Loan Parties, the Loan Documents or the Restatement Transactions, all in form and substance satisfactory to the Agent and its counsel.
          (e) The representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct in all material respects as of the Restatement Effective Date, no Default shall have occurred and be continuing as of the Restatement Effective Date and the Agent shall have received a certificate, dated the Restatement Effective Date and signed by the President, the Chief Executive Officer, a Vice President or a Financial Officer of each of the Parent and the Borrower, confirming the foregoing.
          (f) The Agent shall have received all fees and other amounts due and payable on or prior to the Restatement Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Loan Documents.
          (g) The Collateral Requirement shall have been satisfied. The Agent shall have received the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Loan Parties in the jurisdictions contemplated by the Perfection Schedule (updated as provided in the Collateral Agreement) and copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Agent that the Liens indicated by such financing statements (or similar documents) are permitted by Section 6.02 of the Amended Credit Agreement or have been released.
          (h) The Agent shall have received evidence that the insurance required by the Loan Documents is in effect.
          (i) The Lenders shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.
          (j) The Revolving Credit Amendment and Restatement Agreement dated as of the date hereof relating to the Revolving Credit Agreement shall become effective on the Restatement Effective Date.
          (k) An amended and restated Collateral Agreement substantially in the form of Exhibit C hereto shall be executed and delivered by the parties thereto, and the parties thereto shall have executed and delivered any amendments to the Security Documents as shall be reasonably requested by the Collateral Agent to give effect to the Restatement Transactions.
          (l) (i) The GM Second Lien Documents, in the forms attached hereto as Exhibit D, as well as the GM Intercreditor Agreement, shall have been executed and delivered by the parties thereto prior to or substantially concurrently with the effectiveness of this Agreement, (ii) the parties thereto shall have executed and delivered the GM Access and Security Agreement in the form attached hereto as Exhibit E prior to or substantially concurrently with the effectiveness of this Agreement, (iii) the parties thereto shall have executed and delivered agreements (including the GM Settlement Agreement), in the forms delivered to the Agent and the Lenders prior to the execution and delivery of this Agreement, relating to certain commercial transactions between the Borrower and GM, copies of such executed agreements shall have been delivered to the Agent and the Agent shall be satisfied that such agreements are effective and that any payments to be made to the Borrower thereunder upon the effectiveness thereof are being made substantially concurrently with the effectiveness of this Agreement and (iv) the Agent shall have received a certificate, dated the Restatement Effective Date and signed by the President, the Chief Executive Officer, a Vice President or a Financial Officer of each of the Parent and the Borrower, to the effect that true, correct and complete copies of all documents and agreements referred to in clauses (i), (ii) and (iii) of this paragraph, and any and all documents and agreements relating thereto, have been delivered to the Agent.
The Agent shall notify the Borrower and the Lenders of the Restatement Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the amendment and restatement of the Existing Credit Agreement as contemplated hereby shall not become effective unless each of the foregoing conditions is satisfied (or waived) at or prior to 5:00 p.m., New York City time, on September 16, 2009 (and, in the event such conditions are not so satisfied or waived, the Existing Credit Agreement shall remain in effect without giving effect to any provisions of this Agreement).
          SECTION 6. Effectiveness; Counterparts; Amendments. This Agreement shall become effective when copies hereof which, when taken together, bear the signatures of the Borrower, the Parent, the Agent, and the Required Lenders (under and as defined in the Existing Credit Agreement) shall have been received by the Agent. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Parent, the Agent, and the Required Lenders. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.
          SECTION 7. No Novation. This Agreement shall not extinguish the Loans or other obligations outstanding under the Existing Credit Agreement. This Agreement shall be a Loan Document for all purposes.
          SECTION 8. Ability to Cure. After the Restatement Effective Date, (i) if the Administrative Agent and the Borrower jointly identify any defect or ambiguity in any provision of the Loan Documents, then the Required Lenders hereby agree that the Administrative Agent and the Borrower shall be permitted to amend such provision to cure such defect or ambiguity and such amendment shall become effective without any further action or consent of any other party to any Loan Document if the same is not objected to in writing by the Required Lenders within five (5) Business Days following receipt of notice thereof and (ii) if the Administrative Agent and the Borrower jointly determine that it is desirable that a provision of the Loan Document be amended or waived solely for the purpose of complying with local law, then the Required Lenders hereby agree that the Administrative Agent and the Borrower shall be permitted to amend or waive such provision to the extent necessary to so comply and such amendment or waiver shall become effective without any further action or consent of any party to any Loan Document if the same is not objected to in writing by the Required Lenders within five (5) Business Days following receipt of notice thereof; provided, however, that this Section shall not be construed to permit any amendment or waiver that, pursuant to the terms of Section 9.02 of the Amended Credit Agreement, would require the consent of any party other than the Loan Parties, the Administrative Agent and the Required Lenders, unless such consent is obtained.
          SECTION 9. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Amended Credit Agreement.
          SECTION 10. Applicable Law; Waiver of Jury Trial. (A) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
          (B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE AMENDED CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.
          SECTION 11. Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

AMERICAN AXLE & MANUFACTURING, INC.,
By:	/s/ Shannon J. Curry
	Name:	Shannon J. Curry
	Title:	Treasurer

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.,
By:	/s/ Shannon J. Curry
	Name:	Shannon J. Curry
	Title:	Treasurer

[Signature Page to the Term Loan Amendment and Restatement Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent,
By:	/s/ Douglas A. Jenks
	Name:	Douglas A. Jenks
	Title:	Managing Director

[Signature Page to the Term Loan Amendment and Restatement Agreement]

LENDER SIGNATURE PAGES ON FILE WITH THE ADMINISTRATIVE AGENT

EXHIBITS

Exhibits
Exhibit A	Amended and Restated Credit Agreement
Exhibit B-1	Form of Opinion of Richard G. Raymond, General Counsel
Exhibit B-2	Form of Opinion of Shearman & Sterling LLP
Exhibit C	Amended and Restated Collateral Agreement
Exhibit D	GM Second Lien Documents
Exhibit E	GM Access and Security Agreement